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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 7, 2002

                        BioMarin Pharmaceutical Inc.
           (Exact name of registrant as specified in its charter)


         Delaware                      000-26727                 68-0397820
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California            94949
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                                 Not Applicable
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           (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                  On May 7, 2002, BioMarin Pharmaceutical Inc. announced its financial results for the quarter ended March 31, 2002. The Registrant's press release issued on May 7, 2002 is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1      Press Release of the Registrant dated May 7,
                  2002






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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BioMarin Pharmaceutical Inc.,
                           a Delaware corporation


Date: May 7, 2002                By: /s/ Fredric D. Price
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                                     Fredric D. Price
                                     Chairman and Chief Executive Officer



                           EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated May 7, 2002